W911SR24D0001 P00001 Page 2 of 9 SECTION SF 30 BLOCK 14 CONTINUATION PAGE SUMMARY OF CHANGES SECTION SF 30 - BLOCK 14 CONTINUATION PAGE The following have been added by full text: P00001 The purpose of this modification is to: 1. Insert Commercial Clause 52.222-54. All other terms and conditions remain the same in full force and effect SECTION SF 1449 - CONTINUATION SHEET SOLICITATION/CONTRACT FORM The vendor signature required has changed from required to not required. The number of award copies required 1 has been deleted. The following have been modified: 52.212-5 CONTRACT TERMS AND CONDITIONS REQUIRED TO IMPLEMENT STATUTES OR EXECUTIVE ORDERS--COMMERCIAL PRODUCTS AND COMMERCIAL SERVICES (JUN 2023) (a) The Contractor shall comply with the following Federal Acquisition Regulation (FAR) clauses, which are incorporated in this contract by reference, to implement provisions of law or Executive orders applicable to acquisitions of commercial products and commercial services: (1) 52.203-19, Prohibition on Requiring Certain Internal Confidentiality Agreements or Statements (JAN 2017) (section 743 of Division E, Title VII, of the Consolidated and Further Continuing Appropriations Act, 2015 (Pub. L. 113-235) and its successor provisions in subsequent appropriations acts (and as extended in continuing resolutions)). (2) 52.204-23, Prohibition on Contracting for Hardware, Software, and Services Developed or Provided by Kaspersky Lab and Other Covered Entities (NOV 2021) (Section 1634 of Pub. L. 115-91). (3) 52.204-25, Prohibition on Contracting for Certain Telecommunications and Video Surveillance Services or Equipment. (NOV 2021) (Section 889(a)(1)(A) of Pub. L. 115-232). (4) 52.209-10, Prohibition on Contracting with Inverted Domestic Corporations (NOV 2015). (5) 52.232-40, Providing Accelerated Payments to Small Business Subcontractors (MAR 2023) (31 U.S.C. 3903 and 10 U.S.C. 3801). (6) 52.233-3, Protest After Award (AUG 1996) (31 U.S.C. 3553). (7) 52.233-4, Applicable Law for Breach of Contract Claim (OCT 2004) (Public Laws 108-77 and 108-78 (19 U.S.C. 3805 note)).

W911SR24D0001 P00001 Page 3 of 9 (b) The Contractor shall comply with the FAR clauses in this paragraph (b) that the Contracting Officer has indicated as being incorporated in this contract by reference to implement provisions of law or Executive orders applicable to acquisitions of commercial products and commercial services: [Contracting Officer check as appropriate.] XX (1) 52.203-6, Restrictions on Subcontractor Sales to the Government (JUN 2020), with Alternate I (NOV 2021) (41 U.S.C. 4704 and 10 U.S.C. 4655). XX (2) 52.203-13, Contractor Code of Business Ethics and Conduct (NOV 2021) (41 U.S.C. 3509). ___ (3) 52.203-15, Whistleblower Protections under the American Recovery and Reinvestment Act of 2009 (JUN 2010) (Section 1553 of Pub. L. 111-5). (Applies to contracts funded by the American Recovery and Reinvestment Act of 2009.) XX (4) 52.204-10, Reporting Executive Compensation and First-Tier Subcontract Awards (JUN 2020) (Pub. L. 109- 282) (31 U.S.C. 6101 note). ___ (5) [Reserved] ___ (6) 52.204-14, Service Contract Reporting Requirements (OCT 2016) (Pub. L. 111-117, section 743 of Div. C). ___ (7) 52.204-15, Service Contract Reporting Requirements for Indefinite-Delivery Contracts (OCT 2016) (Pub. L. 111-117, section 743 of Div. C). XX (8) 52.204-27, Prohibition on a ByteDance Covered Application (JUN 2023) (Section 102 of Division R of Pub. L. 117-328). XX (9) 52.209-6, Protecting the Government's Interest When Subcontracting with Contractors Debarred, Suspended, or Proposed for Debarment. (NOV 2021) (31 U.S.C. 6101 note). XX (10) 52.209-9, Updates of Publicly Available Information Regarding Responsibility Matters (OCT 2018) (41 U.S.C. 2313). ____ (11) [Reserved] ____ (12) 52.219-3, Notice of HUBZone Set-Aside or Sole-Source Award (OCT 2022) (15 U.S.C. 657a). ____ (13) 52.219-4, Notice of Price Evaluation Preference for HUBZone Small Business Concerns (OCT 2022) (if the offeror elects to waive the preference, it shall so indicate in its offer) (15 U.S.C. 657a). ____ (14) [Reserved] ____ (15)(i) 52.219-6, Notice of Total Small Business Set-Aside (NOV 2020) (15 U.S.C. 644). ____ (ii) Alternate I (MAR 2020) of 52.219-6. ____ (16)(i) 52.219-7, Notice of Partial Small Business Set-Aside (NOV 2020) (15 U.S.C. 644). ____ (ii) Alternate I (MAR 2020) of 52.219-7. XX (17) 52.219-8, Utilization of Small Business Concerns (OCT 2022) (15 U.S.C. 637(d)(2) and (3)). ____ (18)(i) 52.219-9, Small Business Subcontracting Plan (OCT 2022) (15 U.S.C. 637(d)(4)).

W911SR24D0001 P00001 Page 4 of 9 ____ (ii) Alternate I (NOV 2016) of 52.219-9. ____ (iii) Alternate II (NOV 2016) of 52.219-9. ____ (iv) Alternate III (JUN 2020) of 52.219-9. ____ (v) Alternate IV (SEP 2021) of 52.219-9. ____ (19) (i) 52.219-13, Notice of Set-Aside of Orders (MAR 2020) (15 U.S.C. 644(r)). ____ (ii) Alternate I (MAR 2020) of 52.219-13. ____ (20) 52.219-14, Limitations on Subcontracting (OCT 2022) (15 U.S.C. 657s). ____ (21) 52.219-16, Liquidated Damages—Subcontracting Plan (SEP 2021) (15 U.S.C. 637(d)(4)(F)(i)). ____ (22) 52.219-27, Notice of Service-Disabled Veteran-Owned Small Business Set-Aside (OCT 2022) (15 U.S.C. 657f). ____ (23) (i) 52.219-28, Post-Award Small Business Program Rerepresentation (MAR 2023) (15 U.S.C. 632(a)(2)). ____ (ii) Alternate I (MAR 2020) of 52.219-28. ____ (24) 52.219-29, Notice of Set-Aside for, or Sole-Source Award to, Economically Disadvantaged Women- Owned Small Business Concerns (OCT 2022) (15 U.S.C. 637(m)). ____ (25) 52.219-30, Notice of Set-Aside for, or Sole-Source Award to, Women-Owned Small Business Concerns Eligible Under the Women-Owned Small Business Program (OCT 2022) (15 U.S.C. 637(m)). ____ (26) 52.219-32, Orders Issued Directly Under Small Business Reserves (MAR 2020) (15 U.S.C. 644(r)). ____ (27) 52.219-33, Nonmanufacturer Rule (SEP 2021) (15 U.S.C. 657s). XX (28) 52.222-3, Convict Labor (JUN 2003) (E.O. 11755). XX (29) 52.222-19, Child Labor--Cooperation with Authorities and Remedies (DEC 2022) (E.O. 13126). XX (30) 52.222-21, Prohibition of Segregated Facilities (APR 2015). XX____ (31)(i) 52.222-26, Equal Opportunity (SEP 2016) (E.O. 11246). ____ (ii) Alternate I (FEB 1999) of 52.222-26. XX (32)(i) 52.222-35, Equal Opportunity for Veterans (JUN 2020) (38 U.S.C. 4212). ____ (ii) Alternate I (JUL 2014) of 52.222-35. XX (33)(i) 52.222-36, Equal Opportunity for Workers with Disabilities (JUN 2020) (29 U.S.C. 793). ____ (ii) Alternate I (JUL 2014) of 52.222-36. ____ (34) 52.222-37, Employment Reports on Veterans (JUN 2020) (38 U.S.C. 4212).

W911SR24D0001 P00001 Page 5 of 9 ____ (35) 52.222-40, Notification of Employee Rights Under the National Labor Relations Act (DEC 2010) (E.O. 13496). XX (36)(i) 52.222-50, Combating Trafficking in Persons (NOV 2021) (22 U.S.C. chapter 78 and E.O. 13627). ____ (ii) Alternate I (MAR 2015) of 52.222-50 (22 U.S.C. chapter 78 and E.O. 13627). XX (37) 52.222-54, Employment Eligibility Verification (MAY 2022). (E. O. 12989). (Not applicable to the acquisition of commercially available off-the-shelf items or certain other types of commercial products or commercial services as prescribed in FAR 22.1803.) ____ (38)(i) 52.223-9, Estimate of Percentage of Recovered Material Content for EPA–Designated Items (MAY 2008) (42 U.S.C. 6962(c)(3)(A)(ii)). (Not applicable to the acquisition of commercially available off-the-shelf items.) ____ (ii) Alternate I (MAY 2008) of 52.223-9 (42 U.S.C. 6962(i)(2)(C)). (Not applicable to the acquisition of commercially available off-the-shelf items.) ____ (39) 52.223-11, Ozone-Depleting Substances and High Global Warming Potential Hydrofluorocarbons (JUN 2016) (E.O. 13693). ____ (40) 52.223-12, Maintenance, Service, Repair, or Disposal of Refrigeration Equipment and Air Conditioners (JUN 2016) (E.O. 13693). ____ (41)(i) 52.223-13, Acquisition of EPEAT® Registered Imaging Equipment (JUN 2014) (E.O.s 13423 and 13514). ____ (ii) Alternate I (OCT 2015) of 52.223-13. ____ (42)(i) 52.223-14, Acquisition of EPEAT® Registered Televisions (JUN 2014) (E.O.s 13423 and 13514). ____ (ii) Alternate I (JUN 2014) of 52.223-14. ____ (43) 52.223-15, Energy Efficiency in Energy-Consuming Products (MAY 2020) (42 U.S.C. 8259b). ____ (44)(i) 52.223-16, Acquisition of EPEAT®-Registered Personal Computer Products (OCT 2015) (E.O.s 13423 and 13514). ____ (ii) Alternate I (JUN 2014) of 52.223-16. XX (45) 52.223-18, Encouraging Contractor Policies to Ban Text Messaging While Driving (JUN 2020) (E.O. 13513). ____ (46) 52.223-20, Aerosols (JUN 2016) (E.O. 13693). ____ (47) 52.223-21, Foams (JUN 2016) (E.O. 13693). ____ (48)(i) 52.224-3, Privacy Training (JAN 2017) (5 U.S.C. 552a). ____ (ii) Alternate I (JAN 2017) of 52.224-3. ____ (49) (i) 52.225-1, Buy American--Supplies (OCT 2022) (41 U.S.C. chapter 83). ____ (ii) Alternate I (OCT 2022) of 52.225-1.

W911SR24D0001 P00001 Page 6 of 9 ____ (50)(i) 52.225-3, Buy American-Free Trade Agreements-Israeli Trade Act (DEC 2022) (19 U.S.C. 3301 note, 19 U.S.C. 2112 note, 19 U.S.C. 3805 note, 19 U.S.C. 4001 note, 19 U.S.C. chapter 29 (sections 4501-4732), Public Law 103-182, 108-77, 108-78, 108-286, 108-302, 109-53, 109-169, 109-283, 110-138, 112-41, 112-42, and 112-43. ____ (ii) Alternate I [Reserved]. ____ (iii) Alternate II (DEC 2022) of 52.225-3. ____ (iv) Alternate III (JAN 2021) of 52.225-3. ____ (v) Alternate IV (OCT 2022) of 52.225-3. ____ (51) 52.225-5, Trade Agreements (DEC 2022) 19 U.S.C. 2501, et seq., 19 U.S.C. 3301 note). XX (52) 52.225-13, Restrictions on Certain Foreign Purchases (FEB 2021) (E.O.'s, proclamations, and statutes administered by the Office of Foreign Assets Control of the Department of the Treasury). ____ (53) 52.225-26, Contractors Performing Private Security Functions Outside the United States (OCT 2016) (Section 862, as amended, of the National Defense Authorization Act for Fiscal Year 2008; 10 U.S.C. Subtitle A, Part V, Subpart G Note). ____ (54) 52.226-4, Notice of Disaster or Emergency Area Set-Aside (NOV 2007) (42 U.S.C. 5150 ____ (55) 52.226-5, Restrictions on Subcontracting Outside Disaster or Emergency Area (NOV 2007) (42 U.S.C. 5150). ____ (56) 52.229-12, Tax on Certain Foreign Procurements (FEB 2021). ____ (57) 52.232-29, Terms for Financing of Purchases of Commercial Products and Commercial Services (NOV 2021) (41 U.S.C. 4505, 10 U.S.C. 3805). ____ (58) 52.232-30, Installment Payments for Commercial Products and Commercial Services (NOV 2021) (41 U.S.C. 4505, 10 U.S.C. 3805). XX (59) 52.232-33, Payment by Electronic Funds Transfer—System for Award Management (OCT 2018) (31 U.S.C. 3332). ____ (60) 52.232-34, Payment by Electronic Funds Transfer—Other than System for Award Management (JUL 2013) (31 U.S.C. 3332). ____ (61) 52.232-36, Payment by Third Party (MAY 2014) (31 U.S.C. 3332). ____ (62) 52.239-1, Privacy or Security Safeguards (AUG 1996) (5 U.S.C. 552a). ____ (63) 52.242-5, Payments to Small Business Subcontractors (JAN 2017)(15 U.S.C. 637(d)(13)). ____ (64)(i) 52.247-64, Preference for Privately Owned U.S.-Flag Commercial Vessels (NOV 2021) (46 U.S.C. 55305 and 10 U.S.C. 2631). ____ (ii) Alternate I (APR 2003) of 52.247-64. ____ (iii) Alternate II (NOV 2021) of 52.247-64. (c) The Contractor shall comply with the FAR clauses in this paragraph (c), applicable to commercial services, that the Contracting Officer has indicated as being incorporated in this contract by reference to implement provisions of

W911SR24D0001 P00001 Page 7 of 9 law or Executive orders applicable to acquisitions of commercial products and commercial services: [Contracting Officer check as appropriate.] _____ (1) 52.222-41, Service Contract Labor Standards (AUG 2018) (41 U.S.C. chapter 67). _____ (2) 52.222-42, Statement of Equivalent Rates for Federal Hires (MAY 2014) (29 U.S.C. 206 and 41 U.S.C. chapter 67). _____ (3) 52.222-43, Fair Labor Standards Act and Service Contract Labor Standards--Price Adjustment (Multiple Year and Option Contracts) (AUG 2018) (29 U.S.C. 206 and 41 U.S.C. chapter 67). _____ (4) 52.222-44, Fair Labor Standards Act and Service Contract Labor Standards--Price Adjustment (MAY 2014) (29 U.S.C 206 and 41 U.S.C. chapter 67). _____ (5) 52.222-51, Exemption from Application of the Service Contract Labor Standards to Contracts for Maintenance, Calibration, or Repair of Certain Equipment--Requirements (MAY 2014) (41 U.S.C. chapter 67). _____ (6) 52.222-53, Exemption from Application of the Service Contract Labor Standards to Contracts for Certain Services--Requirements (MAY 2014) (41 U.S.C. chapter 67). _____ (7) 52.222-55, Minimum Wages for Contractor Workers Under Executive Order 14026 (JAN 2022) (E.O. 13658). _____ (8) 52.222-62, Paid Sick Leave Under Executive Order 13706 (JAN 2022) (E.O. 13706). _____ (9) 52.226-6, Promoting Excess Food Donation to Nonprofit Organizations (JUN 2020) (42 U.S.C. 1792). (d) Comptroller General Examination of Record. The Contractor shall comply with the provisions of this paragraph (d) if this contract was awarded using other than sealed bid, is in excess of the simplified acquisition threshold, as defined in FAR 2.101, on the date of award of this contract, and does not contain the clause at 52.215-2, Audit and Records--Negotiation. (1) The Comptroller General of the United States, or an authorized representative of the Comptroller General, shall have access to and right to examine any of the Contractor's directly pertinent records involving transactions related to this contract. (2) The Contractor shall make available at its offices at all reasonable times the records, materials, and other evidence for examination, audit, or reproduction, until 3 years after final payment under this contract or for any shorter period specified in FAR Subpart 4.7, Contractor Records Retention, of the other clauses of this contract. If this contract is completely or partially terminated, the records relating to the work terminated shall be made available for 3 years after any resulting final termination settlement. Records relating to appeals under the disputes clause or to litigation or the settlement of claims arising under or relating to this contract shall be made available until such appeals, litigation, or claims are finally resolved. (3) As used in this clause, records include books, documents, accounting procedures and practices, and other data, regardless of type and regardless of form. This does not require the Contractor to create or maintain any record that the Contractor does not maintain in the ordinary course of business or pursuant to a provision of law. (e) (1) Notwithstanding the requirements of the clauses in paragraphs (a), (b), (c), and (d) of this clause, the Contractor is not required to flow down any FAR clause, other than those in this paragraph (e)(1) in a subcontract for commercial products or commercial services. Unless otherwise indicated below, the extent of the flow down shall be as required by the clause— (i) 52.203-13, Contractor Code of Business Ethics and Conduct (NOV 2021) (41 U.S.C. 3509).

W911SR24D0001 P00001 Page 8 of 9 (ii) 52.203-19, Prohibition on Requiring Certain Internal Confidentiality Agreements or Statements (JAN 2017) (section 743 of Division E, Title VII, of the Consolidated and Further Continuing Appropriations Act, 2015 (Pub. L. 113-235) and its successor provisions in subsequent appropriations acts (and as extended in continuing resolutions)). (iii) 52.204-23, Prohibition on Contracting for Hardware, Software, and Services Developed or Provided by Kaspersky Lab and Other Covered Entities (NOV 2021) (Section 1634 of Pub. L. 115-91). (iv) 52.204-25, Prohibition on Contracting for Certain Telecommunications and Video Surveillance Services or Equipment. (NOV 2021) (Section 889(a)(1)(A) of Pub. L. 115-232). (v) 52.204-27, Prohibition on a ByteDance Covered Application (JUN 2023) (Section 102 of Division R of Pub. L. 117-328). (vi) 52.219-8, Utilization of Small Business Concerns (OCT 2022) (15 U.S.C. 637(d)(2) and (3)), in all subcontracts that offer further subcontracting opportunities. If the subcontract (except subcontracts to small business concerns) exceeds the applicable threshold specified in FAR 19.702(a) on the date of subcontract award, the subcontractor must include 52.219-8 in lower tier subcontracts that offer subcontracting opportunities. (vii) 52.222-21, Prohibition of Segregated Facilities (APR 2015). (viii) 52.222-26, Equal Opportunity (SEP 2016) (E.O. 11246). (ix) 52.222-35, Equal Opportunity for Veterans (JUN 2020) (38 U.S.C. 4212). (x) 52.222-36, Equal Opportunity for Workers with Disabilities (JUN 2020) (29 U.S.C. 793). (xi) 52.222-37, Employment Reports on Veterans (JUN 2020) (38 U.S.C. 4212). (xii) 52.222-40, Notification of Employee Rights Under the National Labor Relations Act (DEC 2010) (E.O. 13496). Flow down required in accordance with paragraph (f) of FAR clause 52.222-40. (xiii) 52.222-41, Service Contract Labor Standards (AUG 2018), (41 U.S.C. chapter 67). (xiv) _____ (A) 52.222-50, Combating Trafficking in Persons (NOV 2021) (22 U.S.C. chapter 78 and E.O. 13627). _____ (B) Alternate I (MAR 2, 2015) of 52.222-50 (22 U.S.C. chapter 78 and E.O. 13627). (xv) 52.222-51, Exemption from Application of the Service Contract Labor Standards to Contracts for Maintenance, Calibration, or Repair of Certain Equipment--Requirements (MAY 2014) (41 U.S.C. chapter 67.) (xvi) 52.222-53, Exemption from Application of the Service Contract Labor Standards to Contracts for Certain Services--Requirements (MAY 2014) (41 U.S.C. chapter 67) (xvii) 52.222-54, Employment Eligibility Verification (MAY 2022) (E. O. 12989). (xviii) 52.222-55, Minimum Wages for Contractor Workers Under Executive Order 14026 (JAN 2022) (E.O. 13658). (xix) 52.222-62, Paid Sick Leave Under Executive Order 13706 (JAN 2022) (E.O. 13706). (xx) (A) 52.224-3, Privacy Training (JAN 2017) (5 U.S.C. 552a). (B) Alternate I (JAN 2017) of 52.224-3.

W911SR24D0001 P00001 Page 9 of 9 (xxi) 52.225-26, Contractors Performing Private Security Functions Outside the United States (OCT 2016) (Section 862, as amended, of the National Defense Authorization Act for Fiscal Year 2008; 10 U.S.C. Subtitle A, Part V, Subpart G Note). (xxii) 52.226-6, Promoting Excess Food Donation to Nonprofit Organizations. (JUN 2020) (42 U.S.C. 1792). Flow down required in accordance with paragraph (e) of FAR clause 52.226-6. (xxiii) 52.232-40, Providing Accelerated Payments to Small Business Subcontractors (MAR 2023) (31 U.S.C. 3903 and 10 U.S.C. 3801). Flow down required in accordance with paragraph (c) of 52.232-40. (xxiv) 52.247-64, Preference for Privately-Owned U.S. Flag Commercial Vessels (NOV 2021) (46 U.S.C. 55305 and 10 U.S.C. 2631). Flow down required in accordance with paragraph (d) of FAR clause 52.247-64. (2) While not required, the Contractor may include in its subcontracts for commercial products and commercial services a minimal number of additional clauses necessary to satisfy its contractual obligations. (End of clause) (End of Summary of Changes)